                                                                     EXHIBIT 4.2

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT

                                      among

                COMMERCIAL ELECTRONICS CAPITAL PARTNERSHIP, L.P.,

                         COMMERCIAL ELECTRONICS, L.L.C.,

                        THE NEW PURCHASERS LISTED HEREIN

                                       and

                              E-SYNC NETWORKS, INC.


                             -----------------------
                                November 1, 1999
                             -----------------------

                                Table of Contents

1.       Registration on Request...................................................................... -1-
2.       Incidental Registration...................................................................... -3-
3.       Registration Procedures...................................................................... -4-
4.       Underwritten Offerings....................................................................... -6-
5.       Preparation; Reasonable Investigation........................................................ -7-
6.       Rights of Requesting Holders................................................................. -7-
7.       Registration Expenses........................................................................ -8-
8.       Indemnification and Contribution............................................................. -8-
9.       Registration Rights to Others................................................................-10-
10.      Nominees for Beneficial Owners...............................................................-10-
11.      Rule 144.....................................................................................-10-
12.      Additional New Purchasers; Addition of the Merging Purchasers................................-10-
13.      Definitions..................................................................................-10-
14.      Miscellaneous................................................................................-12-



               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of November 1, 1999, by and among COMMERCIAL ELECTRONICS CAPITAL PARTNERSHIP, L.P., a Delaware limited partnership, COMMERCIAL ELECTRONICS, L.L.C., a Delaware limited liability company, (collectively, the "Original Purchasers"), the parties listed on Schedule I hereto and the parties added to such Schedule subsequent to the date hereof pursuant to Section 12 below (collectively, the "New Purchasers"), and the parties identified as Merging Purchasers in Section 12 below and added subsequent to the date hereof pursuant to such Section (the "Merging Purchasers" and together with the Original Purchasers and the New Purchasers, the "Purchasers") and E-SYNC NETWORKS, INC., a Delaware Corporation (as successor to Wiltek, Inc., a Connecticut corporation) (the "Company"). Capitalized terms used herein and not otherwise defined shall have the respective meanings given them in Section 13.

     WHEREAS the Company and the Original Purchasers are parties to a Registration Rights Agreement dated as of January 28, 1999 (the "Original Agreement"); and

     WHEREAS the Company and certain of the New Purchasers are parties to a Subscription Agreement, dated as of the date hereof (the "Purchase Agreement"), certain of the New Purchasers' obligations under which are conditioned upon the execution and delivery of this Agreement; and

     WHEREAS, the Company and the holders of the preference shares of E-Sync Networks (UK) Ltd., an entity formed under the laws of England, and a wholly owned subsidiary of the Company, are parties to an Exchange Agreement (the "Exchange Agreement"), pursuant to which such preference shares may be exchanged for the Company's Series B Senior Convertible Preferred Stock; and

     WHEREAS, pursuant to the terms of the Exchange Agreement, upon the exchange of shares contemplated therein, such shareholders are to be added to this Agreement as New Purchasers; and

     WHEREAS, the Company is party to an Agreement and Plan of Merger, dated as of September 27, 1999 (the "Merger Agreement"), pursuant to which certain parties will be acquiring capital stock of the Company and the closing of which is conditioned upon, among other things, such parties becoming parties to this Agreement; and

     WHEREAS the Company and the Original Purchasers desire to amend and restate the Original Agreement in the form of this Agreement to include the New Purchasers and the Merging Purchasers as parties in accordance with the terms herein, among other things;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1.   Registration on Request.

          (1) Request. Except as otherwise provided in this Section 1, at any time and from time to time, upon the written request of (x) one or more Initiating Holders or (y) one or more Merging Purchaser Initiating Holders requesting that the Company effect a registration under the Securities Act of all or any part of such Initiating Holders' or Merging Purchaser Initiating Holders' Registrable Securities, and specifying the intended method or methods of disposition thereof, the Company will promptly, but in any event within ten (10) days after receipt of such written request, give written notice of such requested registration to all holders of Registrable Securities, and thereupon will use its best efforts to effect, as reasonably expeditiously as practicable, the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request (but in the case of a shelf registration only if the Company is then eligible to use Form S-2 or S-3 (or any successor forms) for such a shelf registration), of:

               (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders or Merging Purchaser Initiating Holders, for disposition in accordance with the intended method or methods of disposition stated in such request,

               (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request delivered to the Company within thirty (30) days after the giving of such written notice by the Company (which request shall specify the intended method or methods of disposition thereof), and

               (iii) all other securities which the Company wishes to register, whether for its own account or for the account of the holders thereof,

     all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that any holder of Registrable Securities to be included in any such registration, by written notice to the Company within ten (10) days after its receipt of a copy of a notice from the managing underwriter delivered pursuant to Section 1(e), may withdraw such request and, upon receipt of such notice of the withdrawal of such request from holders comprising the Requisite Holders, the Company may elect not to effect such registration.

          (2) Number of Registrations. The Company shall not be required to effect more than three (3) registrations pursuant to this Section 1 on behalf of Initiating Holders and more than one (1) registration pursuant to this Section 1 on behalf of Merging Purchaser Initiating Holders.

          (3) Registration Statement Form. Registrations under this Section 1 shall be on such appropriate registration form of the Commission (i) as shall be requested by the Requisite Holders (provided that the Company is then eligible to use such form) and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for their registration.

          (4) Effective Registration Statement. A registration requested pursuant to this Section 1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective,
     (ii) if the registration does not remain effective for a period of at least ninety (90) days (or, with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, for a period of at least one
     (1) year) or, in either case if earlier, until all the Registrable Securities requested to be registered in connection therewith were sold or withdrawn by the participating Holders, (iii) if, after it has become effective, such registration is subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to actions taken by the holders of Registrable Securities), or (iv) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied and no such closing occurs, other than by reason of some act or omission by the holders of the Registrable Securities that were to have been registered.

          (5) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 1, no securities other than Registrable Securities shall be included among the securities covered by such registration unless holders of Registrable Securities requesting registration thereof pursuant to Section 1, representing not less than 50% of the Registrable Securities with respect to which registration has been requested, shall have consented in writing to the inclusion of such other securities.

          (6) Postponement. The Company shall be entitled to postpone for a reasonable period of time (but not exceeding sixty (60) days) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any material financing, acquisition, corporate reorganization or other material transaction involving the Company or any of its Affiliates and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to this Section 1 written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. The Company may not postpone a filing pursuant to this Section 1(f) more than once in any twelve-month period. If the Company shall so postpone the filing of a registration statement, holders of Registrable Securities requesting registration thereof pursuant to Section 1, representing not less than 15% of the Registrable Securities with respect to which registration has been requested and constituting not less than 50% of the Initiating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within thirty (30) days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which holders of Registrable Securities are entitled pursuant to Section 1.

          (7) Limitations on Registration on Request. Notwithstanding anything in this Section 1 to the contrary, the Company shall not be required to effect a registration pursuant to this Section 1 (i) prior to the first anniversary of the date hereof or (ii) within the 12-month period occurring immediately subsequent to the effectiveness (within the meaning of Section 1(d) hereof) of a registration statement filed pursuant to this Section 1; provided, however, that the limitation set forth in clause (i) of this sentence shall not apply to the holders of the Company's Series A Senior Convertible Preferred Stock as Initiating Holders on or following January 28, 2000; provided further, however, that the limitation set forth in clause (i) of this sentence shall not apply to Merging Purchaser Initiating Holders on or following the six month anniversary of the date hereof requesting a registration of no more than 50% of all Merging Purchaser Registrable Securities then outstanding.

     2.   Incidental Registration.

          (1) Incidental Rights. If the Company at any time proposes to register, on any form which may be used for the registration of Registrable Securities other than Form S-4 or Form S-8 (or any successor or similar forms then in effect), any of its securities under the Securities Act (other than pursuant to Section 1), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
     Section 2; such notice to be given to all such holders at least twenty (20) days prior to the filing of such proposed registration statement. Upon the written request of any such holder (a "Requesting Holder") made within fifteen (15) days after the giving of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders, to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. With respect to an underwritten offering, prior to the effective date of any registration statement filed in connection with a registration described in this Section 2, promptly upon notification to the Company from the managing underwriter of the price at which the Registrable Securities requested to be registered pursuant to this Section 2 are to be sold, the Company shall advise each Requesting Holder of such price, and if such price is below the price which any Requesting Holder shall have indicated to be acceptable to such Requesting Holder, such Requesting Holder shall then have the right to withdraw its request to have its Registrable Securities included in such registration statement. Notwithstanding anything stated in this Section to the contrary, no holder of Merging Purchaser Registrable Securities may include such securities in any registration made at the request of a Merging Purchaser Initiating Holder prior to the first anniversary of the date hereof if such inclusion would result in the registration of more than 50% of the Merging Purchaser Registrable Securities.

          (2) Not Deemed a Demand Registration. No registration effected pursuant to this Section 2 shall be deemed to have been effected pursuant to Section 1.

          (3) Holdback. If the Company previously shall have received a request for registration pursuant to Section 1 or this Section 2, and if such previous registration shall not have been withdrawn or abandoned, the Company will not effect any registration of any of its securities under the Securities Act, whether or not for sale for its own account, until a period of ninety (90) days shall have elapsed from the effective date of such previous registration.

          (4) Discontinuance. Notwithstanding anything to the contrary in this
     Section 2, the Company shall have the right to discontinue any registration under this Section 2 at any time prior to the effective date of such registration, if the registration of other securities giving rise to such registration under this Section 2 is discontinued; but no such discontinuation shall preclude an immediate or subsequent request for registration pursuant to Section 1 or 2.

     3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 1 or Section 2, the Company will promptly:

          (1) prepare and (in any event within ninety (90) days after the end of the period within which requests for registration may be given to the Company) file with the Commission the requisite registration statement to effect such registration and thereafter use its best reasonable efforts promptly to cause such registration statement to become effective; provided that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

          (2) prepare and file with the Commission such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (i) such time as all of such Registrable Securities have either been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or the sale thereof has been abandoned by such sellers and (ii) ninety (90) days after the effective date of such registration statement, except with respect to any such registration statement filed pursuant to Rule 415 (or any successor
     Rule) under the Securities Act, in which case such period shall be one year;

          (3) furnish as soon as available to each seller of Registrable Securities covered by such registration statement such number of copies of such drafts and final versions of such registration statement and of each such amendment, post-effective amendment and supplement thereto (in each case including all exhibits), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller or such holder may reasonably request;

          (4) use its commercially reasonably efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (5) cooperate with the sellers of such Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which securities shall not bear any restrictive legends indicating that the securities have not been registered under the Securities Act and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as such sellers may request at least two (2) business days prior to any sale of Registrable Securities;

          (6) furnish to each seller of Registrable Securities upon request a copy of (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel in underwritten public offerings of securities and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as the Requisite Holders or the underwriters, as the case may be, may reasonably request, subject to the delivery by such seller to such independent public accountants of such documents as are reasonable and customary in transactions of this nature;

          (7) promptly notify each seller of such Registrable Securities, and (if requested by any such seller) confirm such advice in writing, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (8) promptly notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or holder promptly prepare and furnish to such seller or holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers or prospective purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (9) use its reasonable commercial efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

          (10) otherwise comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, and furnish to each such seller at least ten
     (10) days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder;

          (11) provide and cause to be maintained a transfer agent and a registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

          (12) cause all Registrable Securities covered by such registration statement to be listed on each securities exchange or approved for quotation on any inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted;

          (13) makes its officers and employees available to participate in presentations to potential purchasers of Registrable Securities;

          (14) cause its subsidiaries and affiliates to take all action necessary or advisable to effect the registration of the Registrable Securities contemplated hereby, including preparing and filing any required financial information;

          (15) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable registration statement; and

          (16) enter into such agreements and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each holder of Registrable Securities which will be included in such registration (i) to furnish the Company such information relating to such holder as the Company may reasonably request and as is required by applicable laws or regulations, and (ii) to provide the Company with written confirmation that such holder will comply with applicable laws and regulations, and provide the Company with such further information necessary for the Company to abide by applicable laws and regulations, in such form as the Company may reasonably request.

     4.   Underwritten Offerings.

          (1) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under Section 1, the Company will use its commercially reasonable efforts to enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in such agreements, including, without limitation, indemnities to the effect and to the extent provided in Section 8. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities. Except as set forth in this Agreement, no holder of Registrable Securities shall be required (i) to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law or (ii) to indemnify (or contribute with respect to an indemnifiable claim) the Company or any underwriters of the Registrable Securities, except as set forth in Section 8.

          (2) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2, whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2 and subject to the provisions of this Section 4(b), use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters; provided that if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the holders of Registrable Securities requesting such registration) that, in its opinion the total number of shares which the Company, the holders of Registrable Securities and any other holders of securities of the Company propose to be included in such registration is sufficiently large to materially and adversely affect the success of such offering (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), then after inclusion of the number of securities to be sold by the Company for its own account and the number of securities to be included pursuant to contractual demand registration rights (other than the contractual registration rights set forth herein) in such registration, the amount of securities to be offered for the accounts of holders of Registrable Securities shall be reduced pro rata (in accordance with the number of Registrable Securities requested to be included in such registration) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter; provided that if securities are being offered for the account of other Persons as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by holders of Registrable Securities than the fraction of similar reductions imposed on such other Persons over the amount of securities they intended to offer. Any holder of Registrable Securities to be included in such registration may withdraw its request to have its securities so included by notice to the Company promptly after receipt of a copy of a notice from the managing underwriter pursuant to this Section 4(b). The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities. Except as set forth in this Agreement, no holder of Registrable Securities shall be required (i) to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law or (ii) to indemnify (or contribute with respect to an indemnifiable claim) the Company or any underwriters of the Registrable Securities, except as set forth in Section 8, except to the extent that the other holders of securities included in such registration statement (other than holders of Registrable Securities) have agreed to make such representations and warranties or to indemnify the Company in connection with such registration.

          (3) Holdback Agreements. Each holder of Registrable Securities agrees, if so required by the managing underwriter, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such registration statement, during the seven (7) days prior to the date on which any underwritten registration pursuant to
     Section 1 or 2 has become effective and the ninety (90) days (or such longer period as shall have been agreed to by all of the holders of securities included in such registration statement other than the holders of Registrable Securities) thereafter, except as part of such underwritten registration or to the extent that such holder is prohibited by applicable law from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or an investment adviser. The Company agrees not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven (7) days prior to and the ninety (90) days after any underwritten registration pursuant to Section 1 or 2 has become effective, except as part of such underwritten registration.

          (4) Selection of Underwriters. If a requested registration pursuant to
     Section 1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, which selection shall be subject to the approval of the Requisite Holders. If an incidental registration pursuant to Section 2 involves one or more underwriters, the underwriter or underwriters shall be selected by the Company.

     5. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of Registrable Securities on whose behalf such Registrable Securities are to be so registered, and their underwriters, if any, and their respective counsel the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     6. Rights of Requesting Holders. If any registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, such holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that, if true, the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

     7. Registration Expenses. The Company will, whether or not any registration pursuant to this Agreement shall become effective, pay all Registration Expenses incident to its performance under or compliance with this Agreement promptly as such Registration Expenses are incurred.

     8. Indemnification and Contribution.

          (1) The Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 1 or 2, each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, agents and Affiliates, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, agent, Affiliate or controlling person may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller or underwriter and each such director, officer, partner, agent, Affiliate and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus and such final prospectus was required to be delivered to such Person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, partner, agent, Affiliate or controlling person and shall survive the transfer of such securities by such seller.

          (2) As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8(a)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus, contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 8(b) shall be limited to the amount of proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

          (3) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in
     Section 8(a) or (b), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 8, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In the event a bona fide conflict of interest between the indemnified and indemnifying parties exists, the indemnifying party hereunder shall only be responsible for the payment of reasonable fees and expenses of a single counsel for the indemnified parties hereunder. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

          (4) Contribution. If the indemnification provided for in this Section 8 shall for any reason be held by a court to be unavailable to an indemnified party under Section 8(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 8(a) or (b), the indemnified party and the indemnifying party under Section 8(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement, provided, that for purposes of clause (i) or (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder would have been required to pay to an indemnified party if the indemnity under clause (a) of this Section 8 was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. As among sellers who are guilty of such fraudulent misrepresentation, such sellers' obligations to contribute as provided in this Section 8(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

          (5) Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 8 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

          (6) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 8 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable; provided that the indemnified party shall reimburse the indemnifying party for any payments made with the stated purpose of satisfying the requirements of this clause (f) which were not required to be made by this Section 8.

     9. Registration Rights to Others. The Company hereby represents to the holders of Registrable Securities that the rights granted herein do not conflict with the rights, if any, granted to any other holder of securities of the Company. If the Company shall at any time provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with any of the rights provided in this Agreement to the holders of Registrable Securities. The Company shall provide to the holders of Registrable Securities copies of any agreements which purport to grant rights with respect to the registration of any of the Company's securities to any holder or prospective holder thereof promptly upon executing the same.

     10. Nominees for Beneficial Owners. For purposes of this Agreement, in the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     11. Rule 144. So long as the Company shall be required to file reports under the Exchange Act, the Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, including, without limitation, filing on a timely basis all reports required to be filed pursuant to the Exchange Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     12. Additional New Purchasers; Addition of the Merging Purchasers. Without the consent of any Original Purchasers or New Purchasers, at any time after the date hereof the Company may (a) add additional New Purchasers in accordance with the terms of the Purchase Agreement and the Exchange Agreement, provided that such New Purchasers execute a counterpart to this Agreement and Schedule I hereto is amended accordingly, and (b) add Dan Stechow and Kevin Marth as Merging Purchasers in accordance with the terms of the Merger Agreement, provided that such Merging Purchasers execute a counterpart to this Agreement. Upon such execution, each of the additional New Purchasers and the Merging Purchasers agree to be bound by and subject to the provisions of this Agreement and the other Purchasers agree that such additional New Purchasers and the Merging Purchasers shall be entitled to the rights and benefits incident hereto.

     13. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     "Affiliate" means any Person controlling, controlled by or under common control with the Person in question. As used herein, "control" means the beneficial ownership of at least a majority of the equity interests of a Person entitling the owner of such interests to direct the policies and operations of such Person.

     "Commission" means the Securities and Exchange Commission and any successor federal agency having similar powers.

     "Common Stock" means the Common Stock, no par value, of the Company, together with any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, but shall not mean the Preferred Stock.

     "Company" shall have the meaning assigned such term in the introductory paragraph of this Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Initiating Holders" means, (i) for the period beginning on the date hereof and ending on the day preceding the first anniversary of the date hereof, any holder or holders of the Company's Series A Senior Convertible Preferred Stock or Common Stock issued or issuable upon conversion of such shares of Preferred Stock holding individually or in the aggregate more than 50% of such shares then outstanding (determined on an as-if converted basis), and (ii) for the period beginning on the first anniversary of the date hereof, any holder or holders of Registrable Securities holding individually or in the aggregate more than 50% of the shares of Registrable Securities then outstanding.

     "Merger Agreement" shall have the meaning assigned to such term in the recitals of this Agreement.

     "Merging Purchasers" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Merging Purchaser Initiating Holders" means, as of any date of determination, any holder or holders of Merging Purchaser Registrable Securities holding individually or in the aggregate more than 50% of the shares of Merging Purchaser Registrable Securities then outstanding.

     "Merging Purchaser Registrable Securities" means shares of Common Stock (i) described in clause (iii) of the definition of Registrable Securities or (ii) issued or issuable on such securities (and only on such securities) by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or antidilution protection or otherwise.

     "New Purchasers" shall have the meaning assigned such term in the introductory paragraph of this Agreement.

     "Original Purchasers" shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

     "Person" means an individual, a partnership, a limited liability company, a joint venture, a corporation, a trust, an association, an organization, a business, an unincorporated organization or a government or political subdivision thereof or agency thereof or other entity of any kind.

     "Preferred Stock" means the Company's Series A Senior Convertible Preferred Stock and Series B Senior Convertible Preferred Stock, no par value.

     "Purchase Agreement" shall have the meaning assigned to such term in the recitals of this Agreement.

     "Purchasers" shall have the meaning assigned such term in the introductory paragraph of this Agreement.

     "Registrable Securities" means any shares of Common Stock (i) sold to the Original Purchasers pursuant to the Stock Purchase Agreement, (ii) issued or issuable upon conversion of shares of Preferred Stock sold or issued to the Original Purchasers or the New Purchasers pursuant to the Securities Purchase Agreement, the Purchase Agreement or the Exchange Agreement, as applicable, or upon exercise of the Warrants, (iii) issued to the Merging Purchasers pursuant to the Merger Agreement, or (iv) issued or issuable with respect to any of the securities referred to in clauses (i), (ii) or (iii) by way of a dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or antidilution protection or otherwise. As to any particular Registrable Security, such security shall cease to be a Registrable Security when (x) a registration statement with respect to the sale of such security shall have become effective under the Securities Act and the holder thereof shall have had the opportunity to dispose of such security in accordance with such registration statement, (y) such security shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, or (z) such security, once issued, shall have ceased to be outstanding.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 1 and 2, including, without limitation, all registration and filing fees, all fees of national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities, which shall not be paid by the Company) and all of the first $10,000, and 50% of the amount in excess of $10,000, of the reasonable fees and expenses of one counsel to the selling holders of Registrable Securities (selected by selling holders of Registrable Securities representing a majority of the Registrable Securities covered by such registration); provided, however, that in the event the Company shall, in accordance with Section 2(d), not register any securities with respect to which it had given written notice of its intention to so register to holders of Registrable Securities, all of the costs of the type (and subject to any limitation to the extent) set forth in this definition and incurred by Requesting Holders in connection with such registration shall be deemed Registration Expenses.

     "Requesting Holders" shall have the meaning assigned to such term in
Section 2 hereof.

     "Requisite Holders" means with respect to any registration of Registrable Securities by the Company pursuant to this Agreement, any holder or holders of a majority of the Registrable Securities requested to be registered; provided, however, that in the case of a demand by Merging Purchaser Initiating Holders pursuant to Section 1(a) above, "Requisite Holders" means any holder or holders of a majority of the Merging Purchaser Registrable Securities requested to be registered.

     "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Securities Purchase Agreement" means the Securities Purchase Agreement dated January 28, 1999 by and between the Company and the Original Purchasers.

     "Stock Purchase Agreement" means the Stock Purchase Agreement dated January 28, 1999 by and between the stockholders listed therein and the Company.

     "Warrants" means the Warrants issued pursuant to the Securities Purchase Agreement to purchase up to 1,500,000 shares of Common Stock.

     14. Miscellaneous.

          (1) Remedies. Each holder of Registrable Securities, in addition to the rights provided herein and at law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (2) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to the terms of this Agreement.

          (3) Amendments and Waivers. Other than the addition of parties to this agreement pursuant to Section 12, the provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of a majority of the Registrable Securities.

          (4) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, or air courier guaranteeing overnight delivery:

               (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 14(d); and

               (ii) if to the Company, at E-Sync Networks, Inc., 542 Westport Avenue, Norwalk, Connecticut 06853, Attention: President; or at such other address, notice of which is given in accordance with the provisions of this Section 14(d).

          All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          (5) Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and permitted assigns and, with respect to the Purchasers, any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers of percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein. This Agreement may not be assigned by the Company without the prior written consent of the holders of a majority of the Registrable Securities at the time such consent is requested. The Purchasers (and not any other holder of Registrable Securities or any other Person) shall be permitted, in connection with the transfer or disposition of Registrable Securities, to impose conditions or constraints on the ability of the transferee, as a holder of Registrable Securities, to request a registration pursuant to
     Section 1 and shall provide the Company with copies of such conditions or constraints and the identity of such transferees.

          (6) Calculation of Percentage Interests in Registrable Securities. For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made, assuming, if applicable, the exercise, conversion or exchange of the Company's securities into Registrable Securities in accordance with the terms of such securities.

          (7) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          (8) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (9) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          (10) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (11) Certain Distributions. The Company shall not at any time make a distribution on or with respect to the Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the resulting or surviving corporation and such Registrable Securities are not changed or exchanged) of securities of another issuer if holders of Registrable Securities are entitled to receive such securities in such distribution as holders of Registrable Securities and any of the securities so distributed are registered under the Securities Act, unless the securities to be distributed to the holders of Registrable Securities are also registered under the Securities Act.

          (12) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                                    * * * * *

     IN WITNESS WHEREOF, each of the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                    THE COMPANY:


                                    E-SYNC NETWORKS, INC.


                                    By: /s/ Frank J. Connolly, Jr.
                                        ___________________________________
                                        Name: Frank J. Connolly, Jr.
                                        Title: Chief Financial Officer



                                    THE ORIGINAL PURCHASERS:


                                    COMMERCIAL ELECTRONICS CAPITAL
                                    PARTNERSHIP, L.P.

                                    By Electronics Investments, L.L.C.
                                    Its General Partner

                                    By: /s/ Steven D. Zucker
                                        ___________________________________
                                        Name: Steven D. Zucker
                                        Its: Member


                                    COMMERCIAL ELECTRONICS, L.L.C.

                                    By Electronics Investments, L.L.C.
                                    Its General Partner


                                    By: /s/ Steven D. Zucker
                                        ___________________________________
                                        Name: Steven D. Zucker
                                        Its: Member


                          [Signature Page to the Registration Rights Agreement]

                                    THE NEW PURCHASERS:


                                    _________________________________________
                                    Phillipe and C. Feront Brawerman




                                    Commercial Electronics, LLC


                                    _________________________________________
                                    Name:
                                    Title:




                                    SDJ Investments, LLC


                                    _________________________________________
                                    Name:
                                    Title:





                                    Graham Partners L.P.


                                    _________________________________________
                                    Name:
                                    Title:





                                    Allenwood Ventures, Inc.


                                    _________________________________________
                                    Name:
                                    Title:






                                    _________________________________________
                                    Jeffrey P. Williams






                                    _________________________________________
                                    John Liu






                                    _________________________________________
                                    Peter C. Krause






                                    _________________________________________
                                    Timothy M. George

                                    THE NEW PURCHASERS:


                                    _________________________________________
                                    Scott L. Bok





                                    Socatean Partners


                                    _________________________________________
                                    Name:
                                    Title:





                                    CWPI, LLC


                                    _________________________________________
                                    Name:
                                    Title:





                                    Jackson Hole Investments Acquisitions L.P.


                                    _________________________________________
                                    Name:
                                    Title:





                                    _________________________________________
                                    Michael C. Schulhof





                                    _________________________________________
                                    John C. Maxwell, III






                                    THE MERGING PURCHASERS:



                                    /s/ Dan Stechow
                                    _________________________________________
                                    Dan Stechow





                                    /s/ Kevin Marth
                                    _________________________________________
                                    Kevin Marth


                           [Signature Page to the Registration Rights Agreement]


                                      -17-